DEBT AND CAPITAL LEASES	12 Months Ended
Dec. 28, 2013
DEBT AND CAPITAL LEASES
DEBT AND CAPITAL LEASES

NOTE 4. DEBT AND CAPITAL LEASES

Short-Term Borrowings

        We had no outstanding short-term variable rate borrowings from commercial paper issuances at December 28, 2013, and $187 million outstanding (weighted-average interest rate of .4%) at December 29, 2012. A portion of our outstanding borrowings at December 29, 2012 was repaid using the net proceeds from the $250 million issuance of senior notes discussed below, as well as the net proceeds from divestitures.

Short-Term Credit Facilities

        In December 2011, we amended and restated our revolving credit facility (the "Revolver") with certain domestic and foreign banks, which reduced the amount available thereunder from $1 billion to $675 million. The amendment also extended the Revolver's maturity date to December 22, 2016, modified the minimum interest coverage financial covenant level, and adjusted pricing to reflect market conditions. The maturity date may be extended for one-year periods under certain circumstances as set forth in the agreement. Commitments under the Revolver may be increased by up to $250 million, subject to lender approval and customary requirements. Financing available under the Revolver is used as a back-up facility for our commercial paper issuances and can be used to finance other corporate requirements. In conjunction with the amendment, we recorded a debt extinguishment loss of $.7 million (included in "Other expense, net" in the Consolidated Statements of Income) in the fourth quarter of 2011 related to the unamortized debt issuance costs for the previous Revolver. No balances were outstanding under the Revolver as of December 28, 2013 or December 29, 2012. Commitment fees associated with this facility in 2013, 2012, and 2011 were $1.4 million, $1.4 million, and $2.5 million, respectively.

        Uncommitted lines of credit were approximately $371 million and $411 million at December 28, 2013 and December 29, 2012, respectively. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under uncommitted lines of credit were $73.9 million (weighted-average interest rate of 11.2%) and $81.1 million (weighted-average interest rate of 11.2%) at December 28, 2013 and December 29, 2012, respectively.

Long-Term Borrowings and Capital Leases

        Long-term debt, including its respective interest rates, and capital lease obligations at year-end consisted of the following:

(In millions)	2013	2012

Long-term debt and capital leases
Medium-term notes:
Series 1995 due 2015 through 2025	$50.0	$50.0
Long-term notes
Senior notes due 2013 at 4.9%	–	250.0
Senior notes due 2017 at 6.6%	249.6	249.4
Senior notes due 2020 at 5.4%	249.9	249.9
Senior notes due 2023 at 3.4%	249.7	–
Senior notes due 2033 at 6.0%	150.0	150.0
Capital lease obligations	3.0	4.8
Less amount classified as current	(1.6)	(251.9)

Total long-term debt and capital leases	$950.6	$702.2

        Our medium-term notes have maturities from 2015 through 2025 and accrue interest at an average fixed rate of 7.5%.

        Maturities of long-term debt and capital leases for each of the next five fiscal years and thereafter are expected to be as follows:

Year	(In millions)

2014 (classified as current)	$1.6
2015	5.7
2016	.2
2017	249.7
2018	.2
2019 and thereafter	694.8

        In April 2013, we issued $250 million of senior notes due April 2023. The notes bear an interest rate of 3.35% per year, payable semiannually in arrears. The net proceeds from the offering, after deducting underwriting discounts and offering expenses, were approximately $247.5 million and were used to repay a portion of the indebtedness outstanding under our commercial paper program during the second quarter of 2013.

        In January 2013, we repaid $250 million of senior notes due in 2013 using commercial paper borrowings.

Other

        Our various loan agreements require that we maintain specified financial covenant ratios of total debt and interest expense in relation to certain measures of income. As of December 28, 2013, we were in compliance with our financial covenants.

        Our total interest costs from continuing operations in 2013, 2012, and 2011 were $62.3 million, $76.2 million, and $75.9 million, respectively, of which $3.3 million, $3.3 million, and $4.8 million, respectively, were capitalized as part of the cost of assets.

        The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which include commercial paper and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $1.06 billion at December 28, 2013 and $1.31 billion at December 29, 2012. Fair value amounts were determined primarily based on Level 2 inputs. Refer to Note 1, "Summary of Significant Accounting Policies."